Exhibit 10.5
CAMBRIDGE ENTERPRISE LIMITED
(“CE”)
and
PSYNOVA NEUROTECH LIMITED
(“Licensee”)
EXCLUSIVE PATENT AND
NON-EXCLUSIVE KNOW-HOW
LICENCE AGREEMENT

Case No: Bah-1677-06
Copyright © 2003-8 University of Cambridge

1		Definitions and Interpretations	3

	1.1	Definitions	3

	1.2	Interpretation	6

	1.3	Schedules	6

2		Grant of rights	6

	2.1	Licences	6

	2.2	Formal licences	7

	2.3	Sub-licensing	7

	2.4	Reservation of rights	8

	2.5	Business Difficulties	9

3		Non Disclosure	9

	3.1	Provision of Know-how	9

	3.2	Licensee to treat Know-how as confidential	9

	3.3	Confidentiality	9

	3.4	Use of Confidential Information	10

	3.5	Disclosing Information	10

	3.6	Exceptions to confidentiality obligations	10

	3.7	Return of information and survival of confidentiality obligations	11

4		Payments	11

	4.1	Non-monetary and inadequate consideration	11

	4.2	Royalties on all Net Sales of a Licensed Product by Psynova Neurotech and any Sub-Licensees	11

	4.3	Milestone payments	12

	4.4	Other Income (other than Royalties)	12

	4.5	Payment terms and price index	13

	4.6	Reimbursement of patent costs	13

	4.7	Financial reports	14

	4.8	Records	14

5		Commercialisation obligations and reports	14

	5.1	Commercialisation	14

	5.2	Commercialisation Report	15

	5.3	Independent Expert — Reference	15

	5.4	Independent Expert — appointment and decision	15

	5.5	CE’s right to terminate	15

	5.6	Sub-licensing of undeveloped applications	16

6		Intellectual property	16

	6.1	Patent protection	16

	6.2	Infringement of the Patents	16

	6.3	Infringement of third party rights	17

7		Warranties and liability	18

	7.1	Status of Licensed Technology and responsibility for development of Licensed Products	18

	7.2	No representations or warranties	18

	7.3	Liability and indemnity	18

8		Duration and termination	19

	8.1	Commencement and termination by expiry	19

	8.2	Early termination by the Licensee	19

	8.3	Early termination by CE	19

	8.4	Early termination by either party	20

	8.5	Consequences of termination	20

9		Dispute resolution	21

10		General	21

	10.1	Force majeure.	21

	10.2	Assignment.	22

	10.3	Waiver	22

	10.4	Invalid clauses	22

	10.5	No agency	22

	10.6	Notices	22

	10.7	Law and jurisdiction	23

	10.8	Further action	23

	10.9	Announcements	23

	10.10	Entire agreement	24

	10.11	Third party rights	24

	10.12	Export Control Regulations	24

	10.13	Non-use of names and marking of Licensed Products	24

	10.14	Insurance	25

	10.15	Legal Compliance	25

Schedule 1			27

Schedule 2			28

Schedule 3			29
Copyright © 2003-8 University of Cambridge

THIS AGREEMENT dated 26th March 2009 is between:

(1)	CAMBRIDGE ENTERPRISE LIMITED (“CE”), a company incorporated in England and Wales (registered number 1069886) whose registered address is at The Old Schools, Trinity Lane, Cambridge CB2 1TN, UK;

and

(2)	PSYNOVA NEUROTECH LIMITED (the “Licensee” or “Psynova”) a company incorporated in England and Wales (registered number 05524107) whose registered office is at St John’s Innovation Centre, Cowley Road, Cambridge, CB4 0WS.
RECITALS:
A.	CE is a company wholly owned by The Chancellor, Masters and Scholars of the University of Cambridge.

B.	The University inventors specified in Schedule 1 have developed technology relating to biomarkers and targets for the diagnosis and treatment of psychiatric disorders and related disorders of the central nervous system, including the Patents and the Know-how and they and the University have assigned to CE all their intellectual property rights in the Patents and the Inventors have granted a licence to CE in respect of the Know-how.

C.	By an option agreement dated 4th April 2007 CE granted Psynova an option to take an exclusive licence under the Patent.

D.	The Licensee wishes to acquire rights under the Patents and to use the Know-how for the development and commercialisation of Licensed Products in the Field and in the Territory, in accordance with the provisions of this Agreement.
IT IS AGREED as follows:
1	Definitions and Interpretations

1.1	Definitions

In this Agreement, the following words shall have the following meanings:

Anniversary	An anniversary of the Commencement Date.

Commencement Date	16 March 2009

Confidential Information	Any information marked confidential obtained directly or indirectly by one Party from the other Party.

Continuation in Part	Any continuation-in-part patent application provided
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(a)	it was filed within two years of the original application;

(b)	it only names one or more of the Inventors;

(c)	the technology covered was disclosed, claimed in and dominated by the original application; and

(d)	is not burdened by, for example, sponsored research or any other collaboration between the University and a third party.

Field	Diagnosis, monitoring and screening for major depressive disorder.

Know-how	Technical information of the Principal Investigator in the Field which exists at the Commencement Date and which relates directly to the inventions claimed in the Patents.

Inventor(s)	The inventors named in Schedule 1.

Licensed Product	Any product, process or use which the Licensee or Sub-Licensees sell, supply or make available (including to a Sub-Licensee) and which incorporates or their development makes use of any of the Licensed Technology.

Licensed Technology	The Patents and the Know-how.

Net Sales Value	Either;
(a)	the price of Licensed Products invoiced in arm’s length transactions to independent third parties exclusively for money or;

(b)	the price that would have been invoiced if it had been such a transaction and in both cases without deduction of any commission paid to a third party but less the following permitted deductions:
(ii)	arm’s length trade discounts or credits given; and

(iii)	provided the amounts are separately charged on the relevant invoice, any costs of packaging, insurance, carriage and freight, any value added tax or other sales tax, and any import duties or similar applicable government levies.
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Parties	CE and the Licensee, and “Party” shall mean either of them.

Patents	Any and all of the patents and patent applications referred to in Schedule 1 together with any patents granted pursuant to the applications and any continuations, Continuations in Part, extensions, reissues, divisions and supplementary protection certificates that derive priority from the foregoing.

Payment Period	The payment periods specified in Schedule 3.

Planned Sales	Projected annual sales for Licensed Products.

Principal Investigator	Dr Sabine Bahn

RBM	Rules Based Medicine, Inc., whose registered office is at 300 Duval Road, Austin, Texas 78759, USA.

Royalty	The royalty specified in clause 4.3

Other Income	Any payment (other than Royalties) and, without prejudice to clause 4.1, the value of any non-monetary receipt or benefit which the Licensee obtains in connection with the rights granted by clause 2.1 less any value added tax but including
(a)	consideration for any option or any sub or cross-licence;

(b)	research or development funding exceeding a reasonable level of remuneration as defined in clause 4.4(d);

(c)	up front, milestone, success, bonus, maintenance, minimum royalty or periodic (including annual) payments;

(d)	shares, options or other securities obtained from third parties;

(e)	the amount by which any premium paid for shares, options or other securities exceeds fair market value, to be determined on the assumption that CE has not granted or agreed to grant any rights to the Licensee in respect of the Licensed Technology;

(f)	any loan guarantee or other financial benefit made or given other than on normal market terms

Sub-Licensee	Any third party granted a sub-licence of the rights in clause 2.1 by the Licensee whether directly by the Licensee or through multiple levels of sub-licensing.
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Term	The period specified in clause 8.1.

Territory	World-wide.

University	The Chancellor, Masters and Scholars of the University of Cambridge.
1.2	Interpretation

In this Agreement (except where the context otherwise requires):
(a)	any reference to a clause or schedule is to the relevant clause or schedule of or to this Agreement and any reference to a sub-clause or paragraph is to the relevant sub-clause or paragraph of the clause or schedule in which it appears;

(b)	the clause headings are included for convenience only and shall not affect the interpretation of this Agreement;

(c)	any reference to “person” or “persons” includes natural persons, firms, partnerships, companies, corporations, associations, organisations, governments, states, foundations and trusts (in each case whether or not having separate legal personality);

(d)	the singular includes the plural and vice versa; and

(e)	words preceding “include”, “includes”, “including” and “included” shall be construed without limitation by the words which follow those words.
1.3	Schedules

The schedules form part of this Agreement. If a provision of a schedule is inconsistent with a provision of this Agreement, the latter prevails.

2	Grant of rights

2.1	Licences

CE hereby grants to the Licensee subject to the provisions of this Agreement:
(a)	an exclusive licence under the Patents, with the right to sub-license, subject to clause 2.3 below, to develop, manufacture, have manufactured, sell, supply, use, promote, market and make available Licensed Products only in the Field in the Territory; and

(b)	a non-exclusive licence to use the Know-how, with the right to sub-license, subject to clause 2.3 below, to develop, manufacture, have manufactured, sell, supply, use, promote, market and make available Licensed Products only in the Field in the Territory.
Copyright © 2003-8 University of Cambridge

2.2	Formal licences

The Parties shall execute such formal licences as may be necessary or appropriate for registration with Patent Offices and other relevant authorities in particular territories. In the event of any conflict in meaning between any such licence and the provisions of this Agreement, the provisions of this Agreement shall prevail. Prior to the execution of the formal licence(s) (if any) referred to in this clause, the Parties shall so far as possible have the same rights and obligations towards one another as if such licence(s) had been granted. The Parties shall use reasonable endeavours to ensure that, to the extent permitted by relevant authorities, this Agreement shall not form part of any public record.

2.3	Sub-licensing
2.3.1	The Licensee shall be entitled to grant a sub-licence of its rights under this Agreement to RBM provided that:
(a)	the sub-licence shall include terms which are equivalent to the obligations and limitations (including limitations of liability) which apply to the Licensee under this Agreement and that RBM shall be subject to clause 4 of this agreement;

(b)	the sub-licence shall terminate automatically on the termination of this Agreement for any reason save that CE shall in good faith negotiate with RBM the terms of a new sub-licence upon substantially equivalent terms;

(c)	within 30 days of the grant of the sub-licence the Licensee shall provide to CE a true copy of it;

(d)	the Licensee shall be responsible for any breach by RBM, as if the breach had been that of Licensee under this Agreement, and the Licensee shall indemnify CE against any loss, damages, costs, claims or expenses which are awarded against or suffered by CE as a result of any such breach by RBM;

(e)	for the avoidance of doubt, all Sub-Licensees of RBM shall be treated as sub-licensees of the Licensee for the purposes of this Agreement, whether the rights are granted directly by the Licensee or by any Sub-Licensee; and

(f)	in respect of clause 4 of this agreement all actions of RBM shall be considered those of the Licensee and the Licensee shall be responsible for making payments to CE.
2.3.2	The Licensee shall be entitled to grant sub-licences of its rights under this Agreement and to permit multiple levels of sub-licensing by Sub-Licensees, provided that:
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(a)	each sub-licence shall include terms which are equivalent to the obligations and limitations (including limitations of liability) which apply to the Licensee under this Agreement;

(b)	each sub-licence shall terminate automatically on the termination of this Agreement for any reason save that CE shall in good faith negotiate with the sub-licensee the terms of a new sub-licence upon substantially equivalent terms and substantially equivalent financial terms to those between Psynova and the Sub-Licensee;

(c)	within 30 days of the grant of any sub-licence the Licensee shall provide to CE a true copy of it;

(d)	the Licensee shall be responsible for any breach by any Sub-Licensee, as if the breach had been that of Licensee under this Agreement, and the Licensee shall indemnify CE against any loss, damages, costs, claims or expenses which are awarded against or suffered by CE as a result of any such breach by a Sub-Licensee; and

(e)	for the avoidance of doubt, all Sub-Licensees shall be treated as sub-licensees of the Licensee for the purposes of this Agreement, whether the rights are granted directly by the Licensee or by any Sub-Licensee.
2.4	Reservation of rights
(a)	CE reserves for itself, (and also grants to the University and any wholly owned subsidiary of the University and any sponsor of the research which created the subject matter of the Patents) an irrevocable, world-wide, royalty-free, non-exclusive right to use and to license other academic institutions to use the Patents in the Field for publication, teaching, clinical patient care, provision of biological materials for internal academic research purposes and academic research, including as background intellectual property for collaborative research pursuant to EC or other government research funding and for applications for funding for such research. The Licensee agrees that, notwithstanding any other provision of this Agreement, it has no right to enforce the Patents against any academic institution or restrict publication of any research by an academic institution relating to or using the Licensed Technology for not for profit purposes.

(b)	Except for the rights expressly set out in this Agreement, no licence is granted in respect of the Licensed Technology or any other technology or patents of CE regardless of whether such technology or patents are dominant or subordinate to the Licensed Technology and all rights, title and interest in and to the Licensed Technology throughout the world now or hereafter are and shall remain the exclusive property of CE.
Copyright © 2003-8 University of Cambridge

2.5	Business Difficulties

Without prejudice to any other right or remedy which CE may have, if any of the events contemplated in clause 8.4(b) apply to the Licensee, the exclusivity of licence granted in clause 2.1(a) shall cease and the licence shall become non-exclusive.

3	Non Disclosure

3.1	Provision of Know-how

Upon the Licensee’s reasonable request, CE shall arrange for the Principal Investigator to supply the Licensee with all Know-how in his possession that CE is at liberty to disclose and that has not previously been disclosed and which is reasonably necessary or desirable to enable the Licensee to undertake the further development of the Patents. The method of such supply shall be agreed between the Principal Investigator and the Licensee but shall not require the Principal Investigator to undertake any man-days of work, unless otherwise agreed in writing between the Parties. If it is agreed that the Principal Investigator shall travel to the Licensee’s premises in connection with such supply, the Licensee shall reimburse all travel (at business class rates), accommodation and subsistence costs incurred.

3.2	Licensee to treat Know-how as confidential

The Licensee receives the Know-how as Confidential Information. The Licensee shall not use the Know-how for any purpose except as expressly licensed hereby and in accordance with the provisions of this Agreement. The Licensee shall observe the provisions of clauses 3.3 to 3.6 and 8.5(b)(iv) in relation to the Know-how.

3.3	Confidentiality

No Confidential Information disclosed by one party (“Disclosing Party”) to the other party (“Recipient Party”) under this Agreement may be disclosed by the Recipient Party to any person except:
(a)	employees, officers, directors, auditors, or subcontractors of the Recipient Party or the University requiring the Confidential Information for the purposes of this Agreement;

(b)	with the prior written consent of the Disclosing Party which consent may be given or withheld in its absolute discretion;

(c)	to actual or potential customers or sub-licensees for Licensed Products in so far as such disclosure is necessary to promote the sale or use of Licensed Products;

(d)	if the Recipient Party is required to do so by law (including the Freedom of Information Act 2000) or stock exchange; or

(e)	if the Recipient Party is required to do so in connection with legal proceedings relating to this Agreement.
Copyright © 2003-8 University of Cambridge

3.4	Use of Confidential Information

No Confidential Information of the Disclosing Party may be used by the Recipient Party for any purpose other than the performance of the Recipient Party’s obligations or the exercise of the Recipient Party’s rights under this Agreement.

3.5	Disclosing Information

Any party disclosing information under clause 3.3(a) (b) or (c) must use all reasonable endeavours to ensure that persons receiving Confidential Information from it
(a)	do not disclose or use the information except in the circumstances permitted in clauses 3.3 and 3.4 and

(b)	sign a written confidentiality undertaking in terms at least as restrictive as that binding the Recipient Party.
3.6	Exceptions to confidentiality obligations
(a)	Clauses 3.3, 3.4 and 3.5 do not apply to Confidential Information which:
(i)	is in or becomes part of the public domain other than through breach of this Agreement or an obligation of confidence owed to the Disclosing Party;

(ii)	the Recipient Party can prove by contemporaneous written documentation was already known to it at the time of disclosure by the Disclosing Party (unless that knowledge arose from disclosure of information in breach of an obligation of confidence).
(b)	For the avoidance of doubt the Licensee acknowledges that
(i)	CE is required to inform those inventors and others entitled to a share in CE receipts under this Agreement (including persons other than CE employees) of the basis of CE’s calculation of the share due; and

(ii)	for the purpose of academic publication any academic who contributed to the creation or development of the Licensed Technology may have to declare to the publisher and in publications that the Licensee is licensed in respect of the Licensed Technology and that he or she has received or may receive income from exploitation of the Licensed Technology.

If a disclosure described in this clause 3.6(b)(i) or (ii) includes Confidential Information, CE and the academic disclosing will be deemed to have permission to make such disclosure.
Copyright © 2003-8 University of Cambridge

3.7	Return of information and survival of confidentiality obligations
(a)	The Recipient Party must return to the Disclosing Party all documents or other materials containing or referring to Confidential Information (other than the Know-how) which are in its possession, power or control or in the possession, power or control of persons who have received Confidential Information from it under clause 3.3(a), (b) or (c) at any time if requested to do so by the Disclosing Party.

(b)	The provisions of clauses 3.2 to 3.7 inclusive will survive the expiry or earlier termination (for whatever reason) of this Agreement for a period of five years for Know How and three years for other Confidential Information beginning on the date of last disclosure of the information.
4	Payments

4.1	Non-monetary and inadequate consideration

The Licensee shall not accept and shall ensure that Sub Licensees do not accept, without the prior written consent of CE, any indirect or non-monetary consideration for any Licensed Product. The Licensee acknowledges that CE has granted the rights in clause 2.1 in consideration of the Licensee paying CE a share of the income the Licensee receives from any exploitation of those rights. The Licensee shall act in good faith towards CE in its commercial exploitation of the Licensed Technology. For the avoidance of doubt it is agreed that the Licensee has no licence to provide Licensed Products free or for inadequate consideration, including in order to avoid the obligation to pay CE a return under this Agreement or to derive any monetary or non-monetary receipt or benefit through other activity for itself, any party associated with it, any business partner, or (as defined in the Companies Act 2006) any subsidiary or holding company of the Licensee or subsidiary of any such holding company.

4.2	Royalties on all Net Sales of a Licensed Product by Psynova Neurotech and any Sub-Licensees

Psynova Neurotech and any Sub-Licensee shall pay CE a royalty for each Licensed Product or part of one at the following rates:
(a)	on Psynova Neurotech sales: 2 % of the Net Sales Value invoiced by Psynova Neurotech; and

(b)	on Sub-Licensee sales: 2 % of the Net Sales Value invoiced by a Sub-Licensee.
If a Licensed Product would, but for the existence of suitable licences, infringe n patents and/or know-how licences from CE to Psynova then the total royalty due to CE (“TCER”) = 2 + (n-1)/2
If a Licensed Product would, but for the existence of suitable licences, infringe y patents and/or know-how licences from a third party to Psynova then the royalty due to CE = TCER x n/(n+y)
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The minimum TCER shall be 0.5%.
4.3	Milestone payments

The Licensee shall pay CE the milestone payment(s) set out in the table below in respect of each Licensed Product when the relevant milestone is achieved.

Milestone	Payment
First national phase filing of the Patent	£ 8,000
Incorporation into a clinical product	£10,000
Licensed Produce reaching regulatory approval	£40,000
The milestone payment of £8,000 due to CE upon entering into the first National Phase filing of the patent application that is part of the option terms will remain.

4.4	Other Income (other than Royalties)
(a)	The Licensee shall pay to CE:
(i)	15% of all upfront fees received as Other Income

(ii)	15% of milestone payments received as Other Income for the following milestones:

(iii)	15% of any Other Income not included in sub-clauses 4.4(a)(i) or 4.4(a)(ii);

(iv)	a milestone of £15,000 for each sub-licence contract with the exception of any sub-licence granted to RBM
(b)	The Licensee shall not arrange to receive Other Income rather than Royalties where this has the effect of reducing the total sum payable to CE by way of Royalty and Other Income.

(c)	The Licensee shall also pay CE the percentage payments specified in clause 4.4(a) on any difference between Other Income received and that which would have been received had the transaction been an arm’s length transaction with an independent third party exclusively for money.

(d)	Other Income shall not be due on development services to the extent that such payments represent a market rate payment for such activities and provided that separate payment is received for any use of or access to the Licensed Technology.
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4.5	Payment terms and price index
(a)	Payments shall be made in accordance with Schedule 3 Part A.

(b)	The Licensee shall be responsible for collecting and paying to CE all payments due to CE in respect of sub-licensing, including Royalties.

(c)	All consideration and any other monies due under this Agreement are exclusive of Value Added Tax which where applicable shall be paid by the Licensee to CE. All payments shall:
(i)	be made in pounds sterling by telegraphic transfer to the account of Cambridge Enterprise Ltd at Barclays Bank of Bene’t Street, Business Centre, PO Box No 2, Cambridge CB2 3PZ, sort code: 201719, account number 90532215;

(ii)	in the event of a change in the national currency of the United Kingdom, be converted from pounds sterling into the new national currency of the United Kingdom at the buying rate of such new currency as quoted by Barclays Bank plc in London on the day when such currency change comes into force;

(iii)	in the case of monies received by the Licensee from sales or sub-licensing in a currency other than pounds sterling, be calculated in the other currency and then converted into the national currency of the United Kingdom at the buying rate of such other currency as quoted by Barclays Bank plc in London as at the close of business on the last business day of the Payment Period with respect to which the payment is made;

(iv)	be made by the due date, failing which CE may charge reasonable debt recovery costs together with interest on any outstanding amount on a daily basis, compounded quarterly, from the day after the due date until payment at the statutory rate in force on the due date under the Late Payment of Commercial Debts (Interest) Act 1998; and

(v)	be made in full without deduction of taxes, charges or duties, including bank charges or income tax.
(d)	The payments due under clauses 4.2 and 4.3 shall be adjusted on each Anniversary by the percentage change if any between RPI published in the month immediately preceding such anniversary and the month immediately preceding the Commencement Date. RPI means the Retail Prices Index published monthly by the U.K. Office for National Statistics or such other index as may be published in substitution.
4.6	Reimbursement of patent costs

The Licensee shall be responsible for paying any outstanding external receipted costs in connection with obtaining patent protection prior to the Commencement Date and any ongoing patent costs from the Commencement Date.
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4.7	Financial reports
(a)	Each payment shall be accompanied by a financial report in the form set out in Schedule 3 Part B. Such reports shall include details of payments due in respect of sub-licensing.

(b)	The Licensee shall report to CE the date of first sale of a Licensed Product within 60 days of occurrence.
4.8	Records
(a)	The Licensee shall keep at its normal place of business and cause Sub-Licensees to keep all information used to calculate payments due to CE under this Agreement including detailed and up to date records and accounts showing the quantity, description and value of Licensed Products sold by it and Sub-Licensees, on a country by country basis. The Licensee shall keep these records separate or otherwise make them extractable easily from its other business records and shall not dispose of them until after the sixth anniversary of their creation.

(b)	The Licensee shall make such information available, on reasonable notice, for audit during business hours by a CE’s duly authorised representative for the purpose of verifying the accuracy of any report given by the Licensee to CE under this clause 4. The representative shall be required to keep confidential all information learnt during any such inspection, and to disclose to CE only such details as may be necessary to report on the accuracy of the Licensee’s financial reports. CE shall be responsible for the representative’s professional charges unless the representative certifies that there is an inaccuracy of more than 5 % in any financial statement, in which case the Licensee shall pay his charges in respect of that inspection. The Licensee shall pay any underpayment reported by the representative within 30 days of receipt of a CE’s invoice requiring payment for the same.

(c)	The Licensee shall ensure that CE has the same rights as those set out in this clause 4.7 in any sub-licence of the Licensed Technology granted pursuant to this Agreement.
5	Commercialisation obligations and reports

5.1	Commercialisation

The Licensee shall proceed diligently to develop and commercially exploit the Licensed Technology. The Licensee shall commit the necessary funding and personnel in order to maximise the return for both parties. The Licensee shall use reasonable endeavours to comply with project dates and activities contemplated in the commercialisation report submitted in accordance with clause 5.2.
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5.2	Commercialisation Report

Without prejudice to the generality of the Licensee’s obligations under clause 5.1, the Licensee shall send CE within 30 days of each Anniversary an updated, written commercialisation report, covering as a minimum the 12 months preceding the Anniversary and the 12 months following it. The report shall include:
(a)	the projected and actual dates of first sale of a Licensed Product;

(b)	Planned Sales during the period covered by the report;

(c)	milestone progression (dates for projected and achieved milestones);

(d)	sub-licences granted during the period covered by the report;

(e)	all past, current and projected activities taken or to be taken by the Licensee to bring Licensed Products to market and maximise the sale of Licensed Products in the Territory; and

(f)	any Other Income invoiced or received during the period covered by the report.
CE’s receipt or approval of any such report shall not be taken to waive or qualify the Licensee’s obligations under clause 5.1.

5.3	Independent Expert — Reference

If CE considers at any time during the Term that the Licensee has without legitimate reason failed to proceed diligently to develop and commercially exploit the Licensed Technology, CE shall be entitled to refer to an independent expert the following questions:
(a)	whether the Licensee has acted diligently; and if not

(b)	what specific action the Licensee should have taken (“Specific Action”) in order to have acted diligently.
5.4	Independent Expert — appointment and decision

The independent expert shall be appointed in accordance with the provisions of Schedule 2 and his decision shall be final and binding on the Parties.

5.5	CE’s right to terminate

If the expert determines that the Licensee has failed to comply with its obligations under this clause 5, and if the Licensee fails to take the Specific Action within 3 months of the expert giving his decision in accordance with Schedule 2, CE shall be entitled, by giving, at any time within 3 months after the end of that 3 month period, not less than 21 days’ notice to terminate this Agreement and the licences granted to the Licensee under clause 2.
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5.6	Sub-licensing of undeveloped applications

If CE becomes aware (or if a third party becomes aware and notifies CE) that any of the Patents are useful for an application covered by the Field but for which Licensed Products have not been developed or are not currently under development by the Licensee, then CE may give written notice to the Licensee. Within ninety (90) days following the Licensee’s receipt of CE’s notification the Licensee shall give CE written notice stating whether the Licensee elects to develop Licensed Products for the application. If the Licensee elects to develop and commercialise the proposed Licensed Products for the new application, the Licensee shall submit a progress report describing Licensee’s commercialisation efforts in developing the new application as part of the commercialisation report required by clause 5.2. If the Licensee does not so elect, then CE may at its discretion
(a)	direct the Licensee (subject to appropriate due diligence) to grant or

(b)	itself grant
a licence in a specific sub-field of the Field and such a sub-field will be removed from the Field. CE shall give the Licensee an opportunity to comment on these options and will consider these comments before making its decision. CE’s sub-licensee will be required to reimburse the Licensee for such portion of the patent cost reimbursement fee paid to CE on the Commencement Date as may be reasonable in the circumstances.
6	Intellectual property

6.1	Patent protection
The Licensee shall at its own cost and expense:
(a)	endeavour to obtain valid patents in the name of CE pursuant to each patent application listed in Schedule 1 so as to secure the broadest monopoly reasonably available including the filing of divisional applications where appropriate; and

(b)	pay all renewal fees in respect of the Patents as and when due; and

(c)	ensure that CE receives copies of all correspondence concerning each patent application listed in Schedule 1 provided that if the Licensee wishes to abandon any such application or not to maintain any such Patent in the whole of any part of the Territory (or to cease funding such application or Patent) it shall give 3 months’ prior written notice to CE and on the expiry of such notice period unless CE notifies the Licensee otherwise the Licensee shall cease to be licensed for the whole or part of the Territory under the patent application or patent identified in the notice.
6.2	Infringement of the Patents
(a)	Each Party shall inform the other Party promptly if it becomes aware of any infringement or potential infringement of any of the Patents in the Field.
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(b)	Subject to clause 6.2(c), the Licensee shall be entitled to take legal or other action against any third party to enforce the Patents at its sole expense. If the alleged infringement is both within and outside the Field, the Parties shall also co-operate with CE’s other licensees (if any) in relation to any such action.

If required by law CE shall agree to be joined in any such legal action (and may elect to take part in the proceedings) subject to being indemnified and secured in a reasonable manner as to any costs, damages, expenses or other liability and having the right to be separately represented by its own counsel at its own expense.

(c)	Before starting legal action in accordance with sub-clause 6.2(b) or agreeing to any settlement, the Licensee shall consult CE and take its views into account about the advisability of the action or settlement, its effect on the University and CE’s reputation and good name, the effect on any other CE licensees of any of the Licensed Technology, the public interest and how the action should be conducted. Any monetary recovery from any legal or other action shall be dealt with as follows: Each Party shall be reimbursed any expenses reasonably incurred in securing the sums recovered. Except where the Licensee is permitted to sub-license when the balance shall be deemed to be Other Income, CE shall receive 25% of the balance. Clause 2.3 specifies the extent to which the Licensee may grant a sub-licence to an infringer.

(d)	In the event that the Licensee is unsuccessful in persuading the alleged infringer to desist or fails to have initiated an infringement action within six months of the Licensee first becoming aware of the basis for such action, CE shall have the right, at its sole discretion, to prosecute such infringement under its sole control and its sole expense, and any recovery obtained shall belong to CE.
6.3	Infringement of third party rights
(a)	If any warning letter or other notice of infringement is received by a Party, or legal action is brought against a Party, alleging infringement of third party rights in the manufacture, use or sale of any Licensed Product or use of any Patents, that Party shall promptly provide full details to the other Party, and the Parties shall discuss the best way to respond.

(b)	The Licensee shall have the right but not the obligation to defend such action and shall have the right to settle with such third party, provided that if any action or proposed settlement involves the making of any statement, express or implied, concerning the validity of any Patent, the consent of CE must be obtained before taking such action or making such settlement.
Copyright © 2003-8 University of Cambridge

7	Warranties and liability

7.1	Status of Licensed Technology and responsibility for development of Licensed Products

The Licensee acknowledges that the Licensed Technology is at an early stage of development, that it is provided “as is” and specific results cannot be guaranteed. The Licensee shall be exclusively responsible for the technical and commercial development and manufacture of Licensed Products and for incorporating any modifications or developments thereto that may be necessary or desirable and for all Licensed Products sold or supplied.

7.2	No representations or warranties
(a)	The Licensee acknowledges that CE has not performed any searches or investigations into the existence of any third party rights, which may affect any of the Licensed Technology and that in entering into this Agreement it does not do so in reliance on (and shall have no remedy in respect of) any representation, warranty or other provision, except as expressly provided in this Clause, in which case any remedy shall be limited to an action for breach of contract under the terms of this Agreement.

(b)	CE warrants that the University and the Inventors have assigned to CE all their intellectual property rights in the Patents.

(c)	Except as provided by Clause 7.2(b) CE makes no representations or warranties of any kind, express or implied, concerning the Licensed Technology including (i) as to the satisfactory quality or fitness for a particular purpose (ii) as to the absence of latent or other defects, whether or not discoverable (iii) as to the validity or scope of the Patents or (iv) that the exploitation of the Licensed Technology or any Licensed Product will not infringe any patents or other intellectual property rights of a third party and all conditions, warranties or other terms implied by statute or common law are excluded from this Agreement to the fullest extent permitted by law.
7.3	Liability and indemnity
(a)	The limitations and exclusions in this Agreement shall not apply in respect of claims for personal injury or death caused by negligence of CE, the University, the University’s employees or students, the Inventors or the Principal Investigator or in respect of fraud or fraudulent misrepresentation.

(b)	In respect of any damages or expenses of whatsoever nature and howsoever arising (including in contract, tort, negligence or for breach of statutory duty or misrepresentation) in connection with any use of the Licensed Technology or the manufacture, use or sale of or any other dealing in the Licensed Products or otherwise in connection with this
Copyright © 2003-8 University of Cambridge

Agreement or any relationships established by it:
(i)	the aggregate liability of CE, the University, the University’s employees and students, the Inventors and the Principal Investigator shall be limited to the total income which CE has received from the Licensee (less any expenses which CE has incurred in obtaining, maintaining or defending the Patents) during the six years, preceding the year of the Term in which the liability arises or £10,000 whichever shall be the higher; and

(ii)	in no circumstances shall CE, the University, the University’s employees or students, the Inventors or the Principal Investigator be liable for any indirect, incidental or consequential damages including any loss of profits, revenue, business opportunity or goodwill.
(c)	The Licensee shall indemnify CE, the University, the University’s employees and students and the Inventors and Principal Investigator up to £1,000,000 against all direct, indirect, incidental, consequential or special liability, loss, damages or expenses, including legal and other professional fees and expenses, howsoever arising (including in contract, tort, negligence or for breach of statutory duty or misrepresentation) from or in connection with any claim or threatened claim by any third party relating to or arising from the use by the Licensee or any Sub-Licensee of the Licensed Technology or otherwise in connection with the manufacture, use or sale of or any other dealing in any of the Licensed Products by the Licensee or any Sub-Licensee. Nothing in this sub-clause shall prevent the Licensee recovering from CE, subject to the exclusions and limitations set out this Agreement, damages due to the Licensee for default by CE of any of its obligations under this Agreement.
8	Duration and termination

8.1	Commencement and termination by expiry

This Agreement, and the licences granted hereunder, shall come into effect on the Commencement Date and, unless terminated earlier in accordance with this clause 8, shall continue in force on a country by country basis until the date on which all the Patents have expired or been revoked without a right of further appeal.

8.2	Early termination by the Licensee

The Licensee may terminate this Agreement at any time on 90 days’ notice in writing to CE.

8.3	Early termination by CE

CE may terminate this Agreement
(a)	forthwith by giving written notice to the Licensee if the Licensee or any
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Sub-Licensee commence(s) legal proceedings, or assist(s) any third party to commence legal proceedings, to challenge the validity or ownership of any of the Patents; and

(b)	as provided in clause 5.
8.4	Early termination by either party

Without prejudice to any other right or remedy, either Party may by written notice to the other Party terminate this Agreement at any time if
(a)	the other Party has materially breached this Agreement (and for the avoidance of doubt non-payment by the Licensee under clause 4 shall be deemed a material breach) and, in case of a remediable breach other than a persistent breach, has failed to remedy that breach within thirty days of the date of service of a written notice from the other Party specifying the breach and requiring that it be remedied; or

(b)	the other Party ceases to carry on business, is unable to pay its debts when they fall due, is declared bankrupt, or an order is made or a resolution passed for the winding up of that other Party or the appointment of an administrator, receiver, liquidator or manager of that other Party.
8.5	Consequences of termination
(a)	Upon termination of this Agreement by expiry under clause 8.1 above, the licence of the Patents in clause 2.1(a) shall terminate.

(b)	Upon termination of this Agreement for any reason otherwise than in accordance with clause 8.1:
(i)	the Licensee and its Sub-Licensees shall be entitled to sell, use or otherwise dispose of (subject to payment of royalties under clause 4.2) any unsold or unused stocks of the Licensed Products for a period of 6 months following the date of termination;

(ii)	subject to paragraph (i) above, the Licensee shall no longer be licensed to use or otherwise exploit in any way, either directly or indirectly, the Patents or the Know-how, in so far and for as long as any of the Patents remains in force;

(iii)	subject to paragraph (i) above, the Licensee shall consent to the cancellation of any formal licence granted to it, or of any registration of it in any register, in relation to any of the Patents;

(iv)	each Party shall return to the other (or destroy at the other’s request) all Confidential Information disclosed to it by the other and all materials containing any Confidential Information in its possession or control (including, in the case of the Licensee, in
Copyright © 2003-8 University of Cambridge

the possession or control of its Sub-Licensees); and

(v)	upon CE’s request, the Parties shall negotiate in good faith the terms of an agreement between them on reasonable commercial terms to enable CE to arrange for the further exploitation of the Licensed Technology and Licensed Products as they exist at the date of termination including to provide CE with all improvements, information, know-how and results created or developed by the Licensee or its Sub-Licensees.
(c)	If the Parties are unable to agree the terms of an agreement as described in clause 8.5(b)(v) CE may initiate the procedure in clause 9.

(d)	The expiry or termination of this Agreement does not affect any rights or obligations of either Party which have arisen or accrued up to and including the date of expiry or termination including the right to payment under this Agreement.

(e)	Clauses 2.3(d), 2.4, 3.2 to 3.7, 4 (in respect of payments due on or before termination or under clause 8.5(b)(i)), 7, 8.5, 9 and 10 survive expiry or termination (for whatever reason).
9	Dispute resolution

The Parties agree that should any dispute arise between them in relation to this Agreement (other than under clause 5), they shall meet as soon as practicable and negotiate in good faith with a view to resolving the dispute.

If the Parties are unable to settle any dispute by negotiation within 28 days the Parties will attempt to settle it by mediation in accordance with the Centre for Effective Dispute Resolution (CEDR) Model Mediation Procedure.

To initiate a mediation a party must give notice in writing to the other party, requesting a mediation in accordance with this clause 9.

Nothing in this Clause 9 shall prevent either party from applying for urgent injunctive relief to restrain any actual or potential breach of this Agreement.

10	General

10.1	Force majeure.
(a)	Notwithstanding any other provision of this Agreement, no Party need act if it is impossible to act due to force majeure, meaning any cause beyond its control (including war, riot, natural disaster, labour dispute, or law taking effect after the date of this Agreement). A Party affected by force majeure agrees to notify the other Party promptly after it determines that it is unable to act.

(b)	A Party has no responsibility or liability for any loss or expense suffered or incurred by the other Party as a result of its not acting for so long as the force majeure under clause 10.1 continues. However, the non-
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performing Party agrees to make reasonable efforts to avoid or remove the circumstances giving rise to the force majeure and agrees to continue performance under this Agreement promptly when they are removed.
10.2	Assignment.
(a)	Save as provided by clause 10.2(b) and 10.2(c) neither party may assign, transfer, charge or deal in any other manner with this Agreement nor purport to do so without the prior written consent of the other party.

(b)	CE may assign the whole or any of its rights and obligations under this Agreement provided that CE’s assignee shall undertake to be bound by and perform CE’s obligations under this Agreement. CE shall notify the Licensee of any assignment under this Agreement.

(c)	The Licensee may assign its rights and obligations under this Agreement where the assignment is connected with the transfer of all or substantially all of the Licensee’s assets to a single purchaser and provided such purchaser undertakes to CE to be bound by and perform the obligations of the Licensee under this Agreement and is capable of performing such obligations. The Licensee shall notify CE of any such assignment.
10.3	Waiver

A provision of this Agreement or any right created under it cannot be waived or varied except in writing signed by the Parties.

10.4	Invalid clauses

If the whole or any part of a provision of this Agreement is void, unenforceable or illegal in a jurisdiction it is severed for that jurisdiction. The remainder of this Agreement has full force and effect and the validity or enforceability of that provision in any other jurisdiction is not affected. This clause has no effect if the severance alters the basic nature of this Agreement or is contrary to public policy.

10.5	No agency

Nothing in this Agreement shall be construed as creating any agency, partnership or other form of joint enterprise between the Parties and neither Party has the authority to act for or bind the other Party in any way.

10.6	Notices

Any notice to be given under this Agreement shall be in writing and delivered by hand, prepaid registered post or facsimile to the other Party at the address or fax number set out below or to such other address or fax number as either Party may specify in writing to the other.
Copyright © 2003-8 University of Cambridge

Notices to CE	10 Trumpington Street,
Cambridge
CB2 1QA.
Fax number: +44 (0) 1223 332988.

Notices to the Licensee	Psynova Neurotech Limited
St John’s Innovation Centre,
Cowley Road,
Cambridge
CB4 0WS
Fax 01223 703146
Notices are deemed to have been given:
(a)	if delivered by hand, at the time of the delivery unless delivered after 5pm in the place of receipt or on a non-business day, in which case the notice is deemed to have been given at 9am the next business day;

(b)	if sent by registered post from within the United Kingdom, three business days after posting (or seven business days if posted from outside the United Kingdom); and

(c)	if sent by facsimile, at the time the facsimile is received shown in the transmission report as the time that the whole facsimile was sent unless received after 5pm in the place of receipt or on a non-business day, in which case the notice is deemed to have been given at 9am the next business day.
10.7	Law and jurisdiction

This Agreement and any documents to be entered into pursuant to it shall be governed by and construed in accordance with English law and each Party irrevocably submits to the exclusive jurisdiction of the courts of England over any claim or matter arising under or in connection with this Agreement and the documents entered into pursuant to it except that a Party may seek an interim injunction as described in Clause 9 in any court of competent jurisdiction.

10.8	Further action

Each Party agrees to execute, acknowledge and deliver such further instruments, and do all further similar acts, as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

10.9	Announcements

A Party may not make press or other announcements or releases relating to this Agreement or the transactions the subject of this Agreement without the approval of the other Party to the form and manner of the announcement or release unless and to the extent that the announcement or release:
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(a)	is required to be made by law or by a stock exchange; or

(b)	is made in the annual report of CE, the University or one of the University’s departments.
10.10	Entire agreement

This Agreement constitutes the entire agreement and understanding of the Parties and supersedes all negotiations, understandings or previous agreement between the Parties relating to the subject matter of this Agreement. Nothing in this Agreement, including this clause and clause 7.2, shall operate to limit or exclude liability for fraud or fraudulent misrepresentation.

10.11	Third party rights

The University, any University wholly owned subsidiary, the University’s employees or students, the Inventors and the Principal Investigator may enforce those terms of this Agreement which expressly confer rights on them, subject to and in accordance with the Contracts (Rights of Third Parties) Act 1999. Save as aforesaid no term of this Agreement shall be enforceable under that Act by a person who is not a party to this Agreement, but this shall not affect any right or remedy of any third party which exists or is available other than under that Act. Notwithstanding that any term of this Agreement may be or become enforceable under that Act by a person which is not a party to it, this Agreement may be amended in any respect, or suspended, cancelled or terminated by agreement in writing between the Parties, in each case without the consent of such third party.

10.12	Export Control Regulations
(a)	“Export Control Regulations” mean any United Nations trade sanctions or EU or UK legislation or regulation, from time to time in force, which impose arms embargoes or control the export from the United Kingdom of goods, technology or software, including weapons of mass destruction and arms, military, paramilitary and security equipment and dual-use items (items designed for civil use but which can be used for military purposes) and certain drugs and chemicals.

(b)	The Licensee shall ensure that, in using the Licensed Technology and in selling Licensed Products, it shall not and nor shall its employees or sub-contractors or any Sub-Licensee directly or indirectly breach or compromise compliance with any Export Control Regulations.
10.13	Non-use of names and marking of Licensed Products
(a)	The Licensee shall not use and shall ensure that Sub-Licensees do not use the name, any adaptation of the name, any logo, trademark or other device of the “University of Cambridge”, “Cambridge Enterprise Limited” nor of the Inventors or Principal Investigator in any advertising, promotional or sales materials without prior written consent obtained from CE in each case, except that Licensee may state that it is licensed by CE to use the Licensed Technology and to make and supply the Licensed Products.
Copyright © 2003-8 University of Cambridge

(b)	To the extent commercially feasible the Licensee shall mark and cause Sub-Licensees to mark each patented product with the number of each issued Patent which applies to it.
10.14	Insurance

Without limiting its liability under clause 7.3(c) the Licensee shall take out with a reputable insurance company and maintain at all times during the Term public and product liability insurance including against all loss of and damage to property (whether real personal or intellectual) and injury to persons including death arising out of or in connection with this Agreement and the Licensee’s and Sub-Licensees’ use of the Licensed Technology and use, sale of or any other dealing in any of the Licensed Products. Such insurances may be limited in respect of one claim provided that such limit must be at least £5 million. Product liability insurance shall continue to be maintained for a further 6 years from the end of the Term.

10.15	Legal Compliance

The Licensee shall comply with all statutes, bye laws, regulations, codes of practice, European and other directives, and other provisions (and any amendment or re-enactment) and all professional rules and standards to be observed and performed in connection with the development, manufacture and sale or making available of Licensed Products.
Copyright © 2003-8 University of Cambridge

AGREED by the parties through their authorised signatories:-

For and on behalf of	For and on behalf of

CAMBRIDGE ENTERPRISE LIMITED	PSYNOVA NEUROTECH LIMITED

/s/ R.C. Jennings	/s/ Paul Rodgers

signed	signed

Dr. R.C. Jennings	Paul Rodgers

print name	print name

Director
Cambridge Enterprise Ltd	Director

title	title

20.3.09	26.03.09

date	date
Copyright © 2003-8 University of Cambridge

Schedule 1
Part A The Patents

Title:	Biomarkers and uses thereof

Inventors:	Sabine Bahn, Jeffrey Huang

Filing Number(s):	GB0616230.9

Filing Date:	16 August 2006

Title:	Secretogranin and VGF peptide biomarkers and uses thereof

Inventors:	Sabine Bahn, Jeffrey Huang

Filing Number(s):	PCT/GB2007/003090

Filing Date:	15 August 2007

27

Schedule 2
Appointment of Expert
1	Pursuant to clause 5.3, CE may serve notice on the Licensee (“Referral Notice”) that it wishes to refer to an expert (the “Expert”) the questions set out in clause 5.3.

2	The parties shall agree the identity of a single independent, impartial expert to determine such questions. In the absence of such agreement within 30 days of the Referral Notice, the questions shall be referred to an expert appointed by the President of Law Society of England and Wales.

3	60 days after the giving of a Referral Notice, both parties shall exchange simultaneously statements of case in no more than 10,000 words, in total, and each side shall simultaneously send a copy of its statement of case to the Expert.

4	Each party may, within 30 days of the date of exchange of statement of case pursuant to paragraph 3 above, serve a reply to the other side’s statement of case of not more than 10,000 words. A copy of any such reply shall be simultaneously sent to the Expert.

5	The Expert shall make his decision on the said questions on the basis of written statements and supporting documentation only and there shall be no oral hearing. The Expert shall issue his decision in writing within 30 days of the date of service of the last reply pursuant to paragraph 4 above or, in the absence of receipt of any replies, within 60 days of the date of exchange pursuant to paragraph 3 above.

6	The Expert’s decision shall be final and binding on the parties.

7	The Expert’s charges shall be borne equally by the parties.

28

Schedule 3
Part A: Payment and Report Schedule

Licensee Name:	Psynova Neurotech Limited	CE Case Number: Bah-1677-06

Licensee Invoice Address:	St John’s Innovation Centre, Cowley Road, Cambridge, CB4 0WS

Licensed Technology known as:	VGF and Secretogranin Biomarkers	Commencement Date:
16 March 2009

Payment Periods: 6 month periods ending on 31st January and 31st July		Term: From the Commencement Date until expiry

Due date for payment: within 30 days of the end of the month in which the payment date specified in the right hand column below falls
(Interest is payable if this period is exceeded.) Royalties on invoices sent between the end of the final Payment Period and termination or expiry of this Agreement shall be due and shall be paid within 30 days of termination or expiry.

Each payment shall be accompanied by a financial report (as in Part B below). Other types of reports are also required (see the right hand column below)

Event	Payment and reports dates
Reimbursement of patent costs	Payment date — the Commencement Date.

Royalties including for sub-licensees	Payment date — last day of each Payment Period for invoices sent during the Payment Period.
Royalty Reports are due annually prior to first sale of a Licensed Product. Subsequently reports to be submitted within 30 days of the end of each Payment Period (nil returns are required) along with any Royalty payment.

Other Income	Payment date — date of Licensee’s invoice to the Sub-Licensee or receipt of payment from Sub-Licensee, whichever is the earlier. Report the payment in next Royalty Report.

Milestone payment	Payment date — date when the milestone is achieved.

Commercialisation	Report within 30 days of each anniversary of the Commencement Date.

First sale of a Licensed Product	Report within 60 days of first sale.

29

Schedule 3
Part B: Financial Report Format
LICENCE DETAILS
Only those parts of the form relevant to the payment being made need to be completed.

Licensee Name: Psynova Neurotech Limited	CE Case Number: Bah-1677-06

Licensee Invoice Address: St John’s Innovation Centre, Cowley Road, Cambridge, CB4 0WS

Licensed Technology known as: VGF and Secretogranin Biomarkers	Commencement Date: 16 March 2009

Payment Periods: 6 month periods ending on 31st January and 31st July

Royalty Report for the 6 month period [ ] to [ ]
ROYALTY REPORT
Licensee Royalties:

*Net Sales Value on number of
				products sold			£
	Royalty		No of	Local	Conversion	UK	Royalty
Products	Rate	Territory	products	currency	rate	currency	Payable
Pharma	Example: 1%	France	100	1000 euros	1 euro is £0.6784	£678.40	£6.78
Diagnostic
Other

Total Licensee Royalties:

Sub-Licensee Royalties:

				*Net Sales Value			£
	Royalty		No of	Local	Conversion	UK	Royalty
Products	Rate	Territory	products	currency	rate	currency	Payable
Pharma
Diagnostic
Other

Total Sub-Licensee Royalties:

TOTAL ROYALTIES due with this Royalty Report:

*	If deductions are made to arrive at Net Sales Value, please provide copy customer invoices showing that these sums were charged separately.
OTHER INCOME (Other than Royalties)
Under clause 4.3(b) Other Income arising during the Payment Period:

Date of	Date of	Payment	Local	Conversion
Invoice	Receipt	Rate	Currency	Rate	£ Payable

OTHER PAYMENTS (Other than Royalties and Other Income)

Nature of the Payment: [ie annual fee/milestone payment etc]:	£ Payable:
This payment is subject to RPI (see clause 4.6(c))

For sub-licence royalties or income:Copy sub-licence enclosed? YES / NO / ALREADY SENT

30

EXHIBIT TO FRAMEWORK AGREEMENT
FORM OF EXISTING EXCLUSIVE PATENT AND NON-EXCLUSIVE
KNOW-HOW LICENCE AGREEMENTS
CAMBRIDGE ENTERPRISE LIMITED
(“CE”)
and
PSYNOVA NEUROTECH LIMITED
(“Licensee”)
EXCLUSIVE PATENT AND
NON-EXCLUSIVE KNOW-HOW
LICENCE AGREEMENT
Case No:
Copyright © 2003-8 University of Cambridge

1	Definitions and Interpretations
1.1	Definitions
1.2	Interpretation
1.3	Schedules
2	Grant of rights
2.1	Licences
2.2	Formal licences
2.3	Sub-licensing
2.4	Reservation of rights
2.5	Business Difficulties
3	Non Disclosure
3.1	Provision of Know-how
3.2	Licensee to treat Know-how as confidential
3.3	Confidentiality
3.4	Use of Confidential Information
3.5	Disclosing Information
3.6	Exceptions to confidentiality obligations
3.7	Return of information and survival of confidentiality obligations
4	Payments
4.1	Non-monetary and inadequate consideration
4.2	Royalties on all Net Sales of a Licensed Product by Psynova Neurotech and any Sub-Licensees
4.3	Milestone payments
4.4	Other Income (other than Royalties)
4.5	Payment terms and price index
4.6	Reimbursement of patent costs
4.7	Financial reports
4.8	Records
5	Commercialisation obligations and reports
5.1	Commercialisation
5.2	Commercialisation Report
5.3	Independent Expert — Reference
5.4	Independent Expert — appointment and decision
5.5	CE’s right to terminate
5.6	Sub-licensing of undeveloped applications

6	Intellectual property
6.1	Patent protection
6.2	Infringement of the Patents
6.3	Infringement of third party rights
7	Warranties and liability
7.1	Status of Licensed Technology and responsibility for development of Licensed Products
7.2	No representations or warranties
7.3	Liability and indemnity
8	Duration and termination
8.1	Commencement and termination by expiry
8.2	Early termination by the Licensee
8.3	Early termination by CE
8.4	Early termination by either party
8.5	Consequences of termination
9	Dispute resolution
10	General
10.1	Force majeure.
10.2	Assignment.
10.3	Waiver
10.4	Invalid clauses
10.5	No agency
10.6	Notices
10.7	Law and jurisdiction
10.8	Further action
10.9	Announcements
10.10	Entire agreement
10.11	Third party rights
10.12	Export Control Regulations
10.13	Non-use of names and marking of Licensed Products
10.14	Insurance
10.15	Legal Compliance
Schedule 1
Schedule 2
Schedule 3

Copyright © 2003-8 University of Cambridge

THIS AGREEMENT dated ________________________ is between:
(1)	CAMBRIDGE ENTERPRISE LIMITED (“CE”), a company incorporated

in England and Wales (registered number 1069886) whose registered address is at The Old Schools, Trinity Lane, Cambridge CB2 1TN, UK;

and

(2)	PSYNOVA NEUROTECH LIMITED (the “Licensee” or “Psynova”) a company incorporated in England and Wales (registered number 05524107) whose registered office is at St John’s Innovation Centre, Cowley Road, Cambridge, CB4 0WS.
RECITALS:
A.	CE is a company wholly owned by The Chancellor, Masters and Scholars of the University of Cambridge.

B.	The University inventors specified in Schedule 1 have developed technology relating to biomarkers and targets for the diagnosis and treatment of psychiatric disorders and related disorders of the central nervous system, including the Patents and the Know-how and they and the University have assigned to CE all their intellectual property rights in the Patents and the Inventors have granted a licence to CE in respect of the Know-how.

C.	By an option agreement dated CE granted Psynova an option to take an exclusive licence under the Patent.

D.	The Licensee wishes to acquire rights under the Patents and to use the Know-how for the development and commercialisation of Licensed Products in the Field and in the Territory, in accordance with the provisions of this Agreement.
IT IS AGREED as follows:
1	Definitions and Interpretations

1.1	Definitions

In this Agreement, the following words shall have the following meanings:

Anniversary	An anniversary of the Commencement Date.

Commencement Date

Confidential Information	Any information marked confidential obtained directly or indirectly by one Party from the other Party.

Continuation in Part	Any continuation-in-part patent application provided

(a)	it was filed within two years of the original application;
Copyright © 2003-8 University of Cambridge

(b)	it only names one or more of the Inventors;

(c)	the technology covered was disclosed, claimed in and dominated by the original application; and

(d)	is not burdened by, for example, sponsored research or any other collaboration between the University and a third party.

Field	.

Know-how	Technical information of the Principal Investigator in the Field which exists at the Commencement Date and which relates directly to the inventions claimed in the Patents.

Inventor(s)	The inventors named in Schedule 1.

Licensed Product	Any product, process or use which the Licensee or Sub-Licensees sell, supply or make available (including to a Sub-Licensee) and which incorporates or their development makes use of any of the Licensed Technology.

Licensed Technology	The Patents and the Know-how.

Net Sales Value	Either;
(a)	the price of Licensed Products invoiced in arm’s length transactions to independent third parties exclusively for money or;

(b)	the price that would have been invoiced if it had been such a transaction and in both cases without deduction of any commission paid to a third party but less the following permitted deductions:
(ii)	arm’s length trade discounts or credits given; and

(iii)	provided the amounts are separately charged on the relevant invoice, any costs of packaging, insurance, carriage and freight, any value added tax or other sales tax, and any import duties or similar applicable government levies.

Parties	CE and the Licensee, and “Party” shall mean either of them.
Copyright © 2003-8 University of Cambridge

Patents	Any and all of the patents and patent applications referred to in Schedule 1 together with any patents granted pursuant to the applications and any continuations, Continuations in Part, extensions, reissues, divisions and supplementary protection certificates that derive priority from the foregoing.

Payment Period	The payment periods specified in Schedule 3.

Planned Sales	Projected annual sales for Licensed Products.

Principal Investigator	Dr Sabine Bahn

RBM	Rules Based Medicine, Inc., whose registered office is at 300 Duval Road, Austin, Texas 78759, USA.

Royalty	The royalty specified in clause 4.2

Other Income	Any payment (other than Royalties) and, without prejudice to clause 4.1, the value of any non-monetary receipt or benefit which the Licensee obtains in connection with the rights granted by clause 2.1 less any value added tax but including
(a)	consideration for any option or any sub or cross-licence;

(b)	research or development funding exceeding a reasonable level of remuneration as defined in clause 4.4(d);

(c)	up front, milestone, success, bonus, maintenance, minimum royalty or periodic (including annual) payments;

(d)	shares, options or other securities obtained from third parties;

(e)	the amount by which any premium paid for shares, options or other securities exceeds fair market value, to be determined on the assumption that CE has not granted or agreed to grant any rights to the Licensee in respect of the Licensed Technology;

(f)	any loan guarantee or other financial benefit made or given other than on normal market terms
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Sub-Licensee	Any third party granted a sub-licence of the rights in clause 2.1 by the Licensee whether directly by the Licensee or through multiple levels of sub-licensing.

Term	The period specified in clause 8.1.

Territory	World-wide.

University	The Chancellor, Masters and Scholars of the University of Cambridge.
1.2	Interpretation

In this Agreement (except where the context otherwise requires):
(a)	any reference to a clause or schedule is to the relevant clause or schedule of or to this Agreement and any reference to a sub-clause or paragraph is to the relevant sub-clause or paragraph of the clause or schedule in which it appears;

(b)	the clause headings are included for convenience only and shall not affect the interpretation of this Agreement;

(c)	any reference to “person” or “persons” includes natural persons, firms, partnerships, companies, corporations, associations, organisations, governments, states, foundations and trusts (in each case whether or not having separate legal personality);

(d)	the singular includes the plural and vice versa; and

(e)	words preceding “include”, “includes”, “including” and “included” shall be construed without limitation by the words which follow those words.
1.3	Schedules

The schedules form part of this Agreement. If a provision of a schedule is inconsistent with a provision of this Agreement, the latter prevails.

2	Grant of rights

2.1	Licences

CE hereby grants to the Licensee subject to the provisions of this Agreement:
(a)	an exclusive licence under the Patents, with the right to sub-license, subject to clause 2.3 below, to develop, manufacture, have manufactured, sell, supply, use, promote, market and make available Licensed Products only in the Field in the Territory; and

(b)	a non-exclusive licence to use the Know-how, with the right to sub-license, subject to clause 2.3 below, to develop, manufacture, have manufactured, sell, supply, use, promote, market and make available Licensed Products only in the Field in the Territory.
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2.2	Formal licences

The Parties shall execute such formal licences as may be necessary or appropriate for registration with Patent Offices and other relevant authorities in particular territories. In the event of any conflict in meaning between any such licence and the provisions of this Agreement, the provisions of this Agreement shall prevail. Prior to the execution of the formal licence(s) (if any) referred to in this clause, the Parties shall so far as possible have the same rights and obligations towards one another as if such licence(s) had been granted. The Parties shall use reasonable endeavours to ensure that, to the extent permitted by relevant authorities, this Agreement shall not form part of any public record.

2.3	Sub-licensing

2.3.1	The Licensee shall be entitled to grant a sub-licence of its rights under this Agreement to RBM provided that:
(a)	the sub-licence shall include terms which are equivalent to the obligations and limitations (including limitations of liability) which apply to the Licensee under this Agreement and that RBM shall be subject to clause 4 of this agreement;

(b)	the sub-licence shall terminate automatically on the termination of this Agreement for any reason save that CE shall in good faith negotiate with RBM the terms of a new sub-licence upon substantially equivalent terms;

(c)	within 30 days of the grant of the sub-licence the Licensee shall provide to CE a true copy of it;

(d)	the Licensee shall be responsible for any breach by RBM, as if the breach had been that of Licensee under this Agreement, and the Licensee shall indemnify CE against any loss, damages, costs, claims or expenses which are awarded against or suffered by CE as a result of any such breach by RBM;

(e)	for the avoidance of doubt, all Sub-Licensees of RBM shall be treated as sub-licensees of the Licensee for the purposes of this Agreement, whether the rights are granted directly by the Licensee or by any Sub-Licensee; and

(f)	in respect of clause 4 of this agreement all actions of RBM shall be considered those of the Licensee and the Licensee shall be responsible for making payments to CE.
2.3.2	The Licensee shall be entitled to grant sub-licences of its rights under this Agreement and to permit multiple levels of Sub-licensing by Sub-Licensees, provided that:
(a)	each sub-licence shall include terms which are equivalent to the obligations and limitations (including limitations of liability) which apply to the Licensee under this Agreement;
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(b)	each sub-licence shall terminate automatically on the termination of this Agreement for any reason save that CE shall in good faith negotiate with the sub-licensee the terms of a new sub-licence upon substantially equivalent terms and substantially equivalent financial terms to those between Psynova and the Sub-Licensee;

(c)	within 30 days of the grant of any sub-licence the Licensee shall provide to CE a true copy of it;

(d)	the Licensee shall be responsible for any breach by any Sub-Licensee, as if the breach had been that of Licensee under this Agreement, and the Licensee shall indemnify CE against any loss, damages, costs, claims or expenses which are awarded against or suffered by CE as a result of any such breach by a Sub-Licensee; and

(e)	for the avoidance of doubt, all Sub-Licensees shall be treated as sub-licensees of the Licensee for the purposes of this Agreement, whether the rights are granted directly by the Licensee or by any Sub-Licensee.
2.4	Reservation of rights
(a)	CE reserves for itself, (and also grants to the University and any wholly owned subsidiary of the University and any sponsor of the research which created the subject matter of the Patents) an irrevocable, world-wide, royalty-free, non-exclusive right to use and to license other academic institutions to use the Patents in the Field for publication, teaching, clinical patient care, provision of biological materials for internal academic research purposes and academic research, including as background intellectual property for collaborative research pursuant to EC or other government research funding and for applications for funding for such research. The Licensee agrees that, notwithstanding any other provision of this Agreement, it has no right to enforce the Patents against any academic institution or restrict publication of any research by an academic institution relating to or using the Licensed Technology for not for profit purposes.

(b)	Except for the rights expressly set out in this Agreement, no licence is granted in respect of the Licensed Technology or any other technology or patents of CE regardless of whether such technology or patents are dominant or subordinate to the Licensed Technology and all rights, title and interest in and to the Licensed Technology throughout the world now or hereafter are and shall remain the exclusive property of CE.
2.5	Business Difficulties

Without prejudice to any other right or remedy which CE may have, if any of the events contemplated in clause 8.4(b) apply to the Licensee, the exclusivity of licence granted in clause 2.1(a) shall cease and the licence shall become non-exclusive.
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3	Non Disclosure

3.1	Provision of Know-how

Upon the Licensee’s reasonable request, CE shall arrange for the Principal Investigator to supply the Licensee with all Know-how in his possession that CE is at liberty to disclose and that has not previously been disclosed and which is reasonably necessary or desirable to enable the Licensee to undertake the further development of the Patents. The method of such supply shall be agreed between the Principal Investigator and the Licensee but shall not require the Principal Investigator to undertake any man-days of work, unless otherwise agreed in writing between the Parties. If it is agreed that the Principal Investigator shall travel to the Licensee’s premises in connection with such supply, the Licensee shall reimburse all travel (at business class rates), accommodation and subsistence costs incurred.

3.2	Licensee to treat Know-how as confidential

The Licensee receives the Know-how as Confidential Information. The Licensee shall not use the Know-how for any purpose except as expressly licensed hereby and in accordance with the provisions of this Agreement. The Licensee shall observe the provisions of clauses 3.3 to 3.6 and 8.5(b)(iv) in relation to the Know-how.

3.3	Confidentiality

No Confidential Information disclosed by one party (“Disclosing Party”) to the other party (“Recipient Party”) under this Agreement may be disclosed by the Recipient Party to any person except:
(a)	employees, officers, directors, auditors, or subcontractors of the Recipient Party or the University requiring the Confidential Information for the purposes of this Agreement;

(b)	with the prior written consent of the Disclosing Party which consent may be given or withheld in its absolute discretion;

(c)	to actual or potential customers or sub-licensees for Licensed Products in so far as such disclosure is necessary to promote the sale or use of Licensed Products;

(d)	if the Recipient Party is required to do so by law (including the Freedom of Information Act 2000) or stock exchange; or

(e)	if the Recipient Party is required to do so in connection with legal proceedings relating to this Agreement.
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3.4	Use of Confidential Information

No Confidential Information of the Disclosing Party may be used by the Recipient Party for any purpose other than the performance of the Recipient Party’s obligations or the exercise of the Recipient Party’s rights under this Agreement.

3.5	Disclosing Information

Any party disclosing information under clause 3.3(a) (b) or (c) must use all reasonable endeavours to ensure that persons receiving Confidential Information from it
(a)	do not disclose or use the information except in the circumstances permitted in clauses 3.3 and 3.4 and

(b)	sign a written confidentiality undertaking in terms at least as restrictive as that binding the Recipient Party.
3.6	Exceptions to confidentiality obligations
(a)	Clauses 3.3, 3.4 and 3.5 do not apply to Confidential Information which:
(i)	is in or becomes part of the public domain other than through breach of this Agreement or an obligation of confidence owed to the Disclosing Party;

(ii)	the Recipient Party can prove by contemporaneous written documentation was already known to it at the time of disclosure by the Disclosing Party (unless that knowledge arose from disclosure of information in breach of an obligation of confidence).
(b)	For the avoidance of doubt the Licensee acknowledges that
(i)	CE is required to inform those inventors and others entitled to a share in CE receipts under this Agreement (including persons other than CE employees) of the basis of CE’s calculation of the share due; and

(ii)	for the purpose of academic publication any academic who contributed to the creation or development of the Licensed Technology may have to declare to the publisher and in publications that the Licensee is licensed in respect of the Licensed Technology and that he or she has received or may receive income from exploitation of the Licensed Technology.

If a disclosure described in this clause 3.6(b)(i) or (ii) includes Confidential Information, CE and the academic disclosing will be deemed to have permission to make such disclosure.
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3.7	Return of information and survival of confidentiality obligations
(a)	The Recipient Party must return to the Disclosing Party all documents or other materials containing or referring to Confidential Information (other than the Know-how) which are in its possession, power or control or in the possession, power or control of persons who have received Confidential Information from it under clause 3.3(a), (b) or (c) at any time if requested to do so by the Disclosing Party.

(b)	The provisions of clauses 3.2 to 3.7 inclusive will survive the expiry or earlier termination (for whatever reason) of this Agreement for a period of five years for Know How and three years for other Confidential Information beginning on the date of last disclosure of the information.
4	Payments

4.1	Non-monetary and inadequate consideration

The Licensee shall not accept and shall ensure that Sub Licensees do not accept, without the prior written consent of CE, any indirect or non-monetary consideration for any Licensed Product. The Licensee acknowledges that CE has granted the rights in clause 2.1 in consideration of the Licensee paying CE a share of the income the Licensee receives from any exploitation of those rights. The Licensee shall act in good faith towards CE in its commercial exploitation of the Licensed Technology. For the avoidance of doubt it is agreed that the Licensee has no licence to provide Licensed Products free or for inadequate consideration, including in order to avoid the obligation to pay CE a return under this Agreement or to derive any monetary or non-monetary receipt or benefit through other activity for itself, any party associated with it, any business partner, or (as defined in the Companies Act 2006) any subsidiary or holding company of the Licensee or subsidiary of any such holding company.

4.2	Royalties on all Net Sales of a Licensed Product by Psynova Neurotech and any Sub-Licensees

Psynova Neurotech and any Sub-Licensee shall pay CE a royalty for each Licensed Product or part of one at the following rates:
(a)	on Psynova Neurotech sales: ≤___% of the Net Sales Value invoiced by Psynova Neurotech; and

(b)	on Sub-Licensee sales: ≤___% of the Net Sales Value invoiced by a Sub-Licensee.
If a Licensed Product would, but for the existence of suitable licences, infringe n patents and/or know-how licences from CE to Psynova then the total royalty due to CE (“TCER”) = ___+ (n-)/___
If a Licensed Product would, but for the existence of suitable licences, infringe y patents and/or know-how licences from a third party to Psynova then the royalty due to CE = TCER x n/(n+y)
The minimum TCER shall be ___%.
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4.3	Milestone payments

The Licensee shall pay CE the milestone payment(s) set out in the table below in respect of each Licensed Product when the relevant milestone is achieved.

Milestone	Payment

First national phase filing of the Patent
Incorporation into a clinical product
Licensed Produce reaching regulatory approval
The milestone payment of ___due to CE upon entering into the first National Phase filing of the patent application that is part of the option terms will remain.

4.4	Other Income (other than Royalties)
(a)	The Licensee shall pay to CE:
(i)	___% of all upfront fees received as Other Income

(ii)	___% of milestone payments received as Other Income

(iii)	___% of any Other Income not included in sub-clauses 4.4(a)(i) or 4.4(a)(ii);

(iv)	a milestone of ___for each sub-licence contract with the exception of any sub-licence granted to RBM
(b)	The Licensee shall not arrange to receive Other Income rather than Royalties where this has the effect of reducing the total sum payable to CE by way of Royalty and Other Income.

(c)	The Licensee shall also pay CE the percentage payments specified in clause 4.4(a) on any difference between Other Income received and that which would have been received had the transaction been an arm’s length transaction with an independent third party exclusively for money.

(d)	Other Income shall not be due on development services to the extent that such payments represent a market rate payment for such activities and provided that separate payment is received for any use of or access to the Licensed Technology.
4.5	Payment terms and price index
(a)	Payments shall be made in accordance with Schedule 3 Part A.
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(b)	The Licensee shall be responsible for collecting and paying to CE all payments due to CE in respect of sub-licensing, including Royalties.

(c)	All consideration and any other monies due under this Agreement are exclusive of Value Added Tax which where applicable shall be paid by the Licensee to CE. All payments shall:
(i)	be made in pounds sterling by telegraphic transfer to the account of Cambridge Enterprise Ltd at Barclays Bank of Bene’t Street, Business Centre, PO Box No 2, Cambridge CB2 3PZ, sort code: 201719, account number 90532215;

(ii)	in the event of a change in the national currency of the United Kingdom, be converted from pounds sterling into the new national currency of the United Kingdom at the buying rate of such new currency as quoted by Barclays Bank plc in London on the day when such currency change comes into force;

(iii)	in the case of monies received by the Licensee from sales or sub-licensing in a currency other than pounds sterling, be calculated in the other currency and then converted into the national currency of the United Kingdom at the buying rate of such other currency as quoted by Barclays Bank plc in London as at the close of business on the last business day of the Payment Period with respect to which the payment is made;

(iv)	be made by the due date, failing which CE may charge reasonable debt recovery costs together with interest on any outstanding amount on a daily basis, compounded quarterly, from the day after the due date until payment at the statutory rate in force on the due date under the Late Payment of Commercial Debts (Interest) Act 1998; and

(v)	be made in full without deduction of taxes, charges or duties, including bank charges or income tax.
(d)	The payments due under clauses 4.3 and 4.4 shall be adjusted on each Anniversary by the percentage change if any between RPI published in the month immediately preceding such anniversary and the month immediately preceding the Commencement Date. RPI means the Retail Prices Index published monthly by the U.K. Office for National Statistics or such other index as may be published in substitution.
4.6	Reimbursement of patent costs

The Licensee shall be responsible for paying any outstanding external receipted costs in connection with obtaining patent protection prior to the Commencement Date and any ongoing patent costs from the Commencement Date.
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4.7	Financial reports
(a)	Each payment shall be accompanied by a financial report in the form set out in Schedule 3 Part B. Such reports shall include details of payments due in respect of sub-licensing.
(b)	The Licensee shall report to CE the date of first sale of a Licensed Product within 60 days of occurrence.
4.8	Records
(a)	The Licensee shall keep at its normal place of business and cause Sub-Licensees to keep all information used to calculate payments due to CE under this Agreement including detailed and up to date records and accounts showing the quantity, description and value of Licensed Products sold by it and Sub-Licensees, on a country by country basis. The Licensee shall keep these records separate or otherwise make them extractable easily from its other business records and shall not dispose of them until after the sixth anniversary of their creation.

(b)	The Licensee shall make such information available, on reasonable notice, for audit during business hours by a CE’s duly authorised representative for the purpose of verifying the accuracy of any report given by the Licensee to CE under this clause 4. The representative shall be required to keep confidential all information learnt during any such inspection, and to disclose to CE only such details as may be necessary to report on the accuracy of the Licensee’s financial reports. CE shall be responsible for the representative’s professional charges unless the representative certifies that there is an inaccuracy of more than 5% in any financial statement, in which case the Licensee shall pay his charges in respect of that inspection. The Licensee shall pay any underpayment reported by the representative within 30 days of receipt of a CE’s invoice requiring payment for the same.

(c)	The Licensee shall ensure that CE has the same rights as those set out in this clause 4.8 in any sub-licence of the Licensed Technology granted pursuant to this Agreement.
5	Commercialisation obligations and reports

5.1	Commercialisation

The Licensee shall proceed diligently to develop and commercially exploit the Licensed Technology. The Licensee shall commit the necessary funding and personnel in order to maximise the return for both parties. The Licensee shall use reasonable endeavours to comply with project dates and activities contemplated in the commercialisation report submitted in accordance with clause 5.2.
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5.2	Commercialisation Report

Without prejudice to the generality of the Licensee’s obligations under clause 5.1, the Licensee shall send CE within 30 days of each Anniversary an updated, written commercialisation report, covering as a minimum the 12 months preceding the Anniversary and the 12 months following it. The report shall include:
(a)	the projected and actual dates of first sale of a Licensed Product;

(b)	Planned Sales during the period covered by the report;

(c)	milestone progression (dates for projected and achieved milestones);

(d)	sub-licences granted during the period covered by the report;

(e)	all past, current and projected activities taken or to be taken by the Licensee to bring Licensed Products to market and maximise the sale of Licensed Products in the Territory; and

(f)	any Other Income invoiced or received during the period covered by the report.
CE’s receipt or approval of any such report shall not be taken to waive or qualify the Licensee’s obligations under clause 5.1.

5.3	Independent Expert — Reference

If CE considers at any time during the Term that the Licensee has without legitimate reason failed to proceed diligently to develop and commercially exploit the Licensed Technology, CE shall be entitled to refer to an independent expert the following questions:
(a)	whether the Licensee has acted diligently; and if not

(b)	what specific action the Licensee should have taken (“Specific Action”) in order to have acted diligently.
5.4	Independent Expert — appointment and decision

The independent expert shall be appointed in accordance with the provisions of Schedule 2 and his decision shall be final and binding on the Parties.

5.5	CE’s right to terminate

If the expert determines that the Licensee has failed to comply with its obligations under this clause 5, and if the Licensee fails to take the Specific Action within 3 months of the expert giving his decision in accordance with Schedule 2, CE shall be entitled, by giving, at any time within 3 months after the end of that 3 month period, not less than 21 days’ notice to terminate this Agreement and the licences granted to the Licensee under clause 2.
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5.6	Sub-licensing of undeveloped applications

If CE becomes aware (or if a third party becomes aware and notifies CE) that any of the Patents are useful for an application covered by the Field but for which Licensed Products have not been developed or are not currently under development by the Licensee, then the CE may give written notice to the Licensee. Within ninety (90) days following the Licensee’s receipt of CE’s notification the Licensee shall give CE written notice stating whether the Licensee elects to develop Licensed Products for the application. If the Licensee elects to develop and commercialise the proposed Licensed Products for the new application, the Licensee shall submit a progress report describing Licensee’s commercialisation efforts in developing the new application as part of the commercialisation report required by clause 5.2. If the Licensee does not so elect, then CE may at its discretion
(a)	direct the Licensee (subject to appropriate due diligence) to grant or

(b)	itself grant
a licence in a specific sub-field of the Field and such a sub-field will be removed from the Field. CE shall give the Licensee an opportunity to comment on these options and will consider these comments before making its decision. CE’s sub-licensee will be required to reimburse the Licensee for such portion of the patent cost reimbursement fee paid to CE on the Commencement Date as may be reasonable in the circumstances.

6	Intellectual property

6.1	Patent protection

The Licensee shall at its own cost and expense:
(a)	endeavour to obtain valid patents in the name of CE pursuant to each patent application listed in Schedule 1 so as to secure the broadest monopoly reasonably available including the filing of divisional applications where appropriate; and

(b)	pay all renewal fees in respect of the Patents as and when due; and

(c)	ensure that CE receives copies of all correspondence concerning each patent application listed in Schedule 1 provided that if the Licensee wishes to abandon any such application or not to maintain any such Patent in the whole of any part of the Territory (or to cease funding such application or Patent) it shall give 3 months’ prior written notice to CE and on the expiry of such notice period unless CE notifies the Licensee otherwise the Licensee shall cease to be licensed for the whole or part of the Territory under the patent application or patent identified in the notice.

6.2	Infringement of the Patents
(a)	Each Party shall inform the other Party promptly if it becomes aware of any infringement or potential infringement of any of the Patents in the Field.
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(b)	Subject to clause 6.2(c), the Licensee shall be entitled to take legal or other action against any third party to enforce the Patents at its sole expense. If the alleged infringement is both within and outside the Field, the Parties shall also co-operate with CE’s other licensees (if any) in relation to any such action.

If required by law CE shall agree to be joined in any such legal action (and may elect to take part in the proceedings) subject to being indemnified and secured in a reasonable manner as to any costs, damages, expenses or other liability and having the right to be separately represented by its own counsel at its own expense.

(c)	Before starting legal action in accordance with sub-clause 6.2(b) or agreeing to any settlement, the Licensee shall consult CE and take its views into account about the advisability of the action or settlement, its effect on the University and CE’s reputation and good name, the effect on any other CE licensees of any of the Licensed Technology, the public interest and how the action should be conducted. Any monetary recovery from any legal or other action shall be dealt with as follows: Each Party shall be reimbursed any expenses reasonably incurred in securing the sums recovered. Except where the Licensee is permitted to sublicense when the balance shall be deemed to be Other Income, CE shall receive 25% of the balance. Clause 2.3 specifies the extent to which the Licensee may grant a sub-licence to an infringer.

(d)	In the event that the Licensee is unsuccessful in persuading the alleged infringer to desist or fails to have initiated an infringement action within six months of the Licensee first becoming aware of the basis for such action, CE shall have the right, at its sole discretion, to prosecute such infringement under its sole control and its sole expense, and any recovery obtained shall belong to CE.
6.3	Infringement of third party rights
(a)	If any warning letter or other notice of infringement is received by a Party, or legal action is brought against a Party, alleging infringement of third party rights in the manufacture, use or sale of any Licensed Product or use of any Patents, that Party shall promptly provide full details to the other Party, and the Parties shall discuss the best way to respond.

(b)	The Licensee shall have the right but not the obligation to defend such action and shall have the right to settle with such third party, provided that if any action or proposed settlement involves the making of any statement, express or implied, concerning the validity of any Patent, the consent of CE must be obtained before taking such action or making such settlement.
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7	Warranties and liability

7.1	Status of Licensed Technology and responsibility for development of Licensed Products

The Licensee acknowledges that the Licensed Technology is at an early stage of development, that it is provided “as is” and specific results cannot be guaranteed. The Licensee shall be exclusively responsible for the technical and commercial development and manufacture of Licensed Products and for incorporating any modifications or developments thereto that may be necessary or desirable and for all Licensed Products sold or supplied.

7.2	No representations or warranties
(a)	The Licensee acknowledges that CE has not performed any searches or investigations into the existence of any third party rights, which may affect any of the Licensed Technology and that in entering into this Agreement it does not do so in reliance on (and shall have no remedy in respect of) any representation, warranty or other provision, except as expressly provided in this Clause, in which case any remedy shall be limited to an action for breach of contract under the terms of this Agreement.

(b)	CE warrants that the University and the Inventors have assigned to CE all their intellectual property rights in the Patents.

(c)	Except as provided by Clause 7.2(b) CE makes no representations or warranties of any kind, express or implied, concerning the Licensed Technology including (i) as to the satisfactory quality or fitness for a particular purpose (ii) as to the absence of latent or other defects, whether or not discoverable (iii) as to the validity or scope of the Patents or (iv) that the exploitation of the Licensed Technology or any Licensed Product will not infringe any patents or other intellectual property rights of a third party and all conditions, warranties or other terms implied by statute or common law are excluded from this Agreement to the fullest extent permitted by law.
7.3	Liability and indemnity
(a)	The limitations and exclusions in this Agreement shall not apply in respect of claims for personal injury or death caused by negligence of CE, the University, the University’s employees or students, the Inventors or the Principal Investigator or in respect of fraud or fraudulent misrepresentation.

(b)	In respect of any damages or expenses of whatsoever nature and howsoever arising (including in contract, tort, negligence or for breach of statutory duty or misrepresentation) in connection with any use of the Licensed Technology or the manufacture, use or sale of or any other dealing in the Licensed Products or otherwise in connection with this Agreement or any relationships established by it:
(i)	the aggregate liability of CE, the University, the University’s employees and students, the Inventors and the Principal Investigator shall be limited to the total income which CE has received from the Licensee (less any expenses which CE has incurred in obtaining, maintaining or defending the Patents) during the six years, preceding the year of the Term in which the liability arises or ___whichever shall be the higher; and
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(ii)	in no circumstances shall CE, the University, the University’s employees or students, the Inventors or the Principal Investigator be liable for any indirect, incidental or consequential damages including any loss of profits, revenue, business opportunity or goodwill.
(c)	The Licensee shall indemnify CE, the University, the University’s employees and students and the Inventors and Principal Investigator up to ___against all direct, indirect, incidental, consequential or special liability, loss, damages or expenses, including legal and other professional fees and expenses, howsoever arising (including in contract, tort, negligence or for breach of statutory duty or misrepresentation) from or in connection with any claim or threatened claim by any third party relating to or arising from the use by the Licensee or any Sub-Licensee of the Licensed Technology or otherwise in connection with the manufacture, use or sale of or any other dealing in any of the Licensed Products by the Licensee or any Sub-Licensee. Nothing in this sub-clause shall prevent the Licensee recovering from CE, subject to the exclusions and limitations set out this Agreement, damages due to the Licensee for default by CE of any of its obligations under this Agreement.
8	Duration and termination

8.1	Commencement and termination by expiry

This Agreement, and the licences granted hereunder, shall come into effect on the Commencement Date and, unless terminated earlier in accordance with this clause 8, shall continue in force on a country by country basis until the date on which all the Patents have expired or been revoked without a right of further appeal.

8.2	Early termination by the Licensee

The Licensee may terminate this Agreement at any time on 90 days’ notice in writing to CE.

8.3	Early termination by CE

CE may terminate this Agreement
(a)	forthwith by giving written notice to the Licensee if the Licensee or any Sub-Licensee commence(s) legal proceedings, or assist(s) any third party to commence legal proceedings, to challenge the validity or ownership of any of the Patents; and

(b)	as provided in clause 5.
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8.4	Early termination by either party

Without prejudice to any other right or remedy, either Party may by written notice to the other Party terminate this Agreement at any time if
(a)	the other Party has materially breached this Agreement (and for the avoidance of doubt non-payment by the Licensee under clause 4 shall be deemed a material breach) and, in case of a remediable breach other than a persistent breach, has failed to remedy that breach within thirty days of the date of service of a written notice from the other Party specifying the breach and requiring that it be remedied; or

(b)	the other Party ceases to carry on business, is unable to pay its debts when they fall due, is declared bankrupt, or an order is made or a resolution passed for the winding up of that other Party or the appointment of an administrator, receiver, liquidator or manager of that other Party.
8.5	Consequences of termination
(a)	Upon termination of this Agreement by expiry under clause 8.1 above, the licence of the Patents in clause 2.1(a) shall terminate.

(b)	Upon termination of this Agreement for any reason otherwise than in accordance with clause 8.1:
(i)	the Licensee and its Sub-Licensees shall be entitled to sell, use or otherwise dispose of (subject to payment of royalties under clause 4.2) any unsold or unused stocks of the Licensed Products for a period of 6 months following the date of termination;

(ii)	subject to paragraph (i) above, the Licensee shall no longer be licensed to use or otherwise exploit in any way, either directly or indirectly, the Patents or the Know-how, in so far and for as long as any of the Patents remains in force;

(iii)	subject to paragraph (i) above, the Licensee shall consent to the cancellation of any formal licence granted to it, or of any registration of it in any register, in relation to any of the Patents;

(iv)	each Party shall return to the other (or destroy at the other’s request) all Confidential Information disclosed to it by the other and all materials containing any Confidential Information in its possession or control (including, in the case of the Licensee, in the possession or control of its Sub-Licensees); and

(v)	upon CE’s request, the Parties shall negotiate in good faith the terms of an agreement between them on reasonable commercial terms to enable CE to arrange for the further exploitation of the Licensed Technology and Licensed Products as they exist at the date of termination including to provide CE with all improvements, information, know-how and results created or developed by the Licensee or its Sub-Licensees.
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(c)	If the Parties are unable to agree the terms of an agreement as described in clause 8.5(b)(v) CE may initiate the procedure in clause 9.

(d)	The expiry or termination of this Agreement does not affect any rights or obligations of either Party which have arisen or accrued up to and including the date of expiry or termination including the right to payment under this Agreement.

(e)	Clauses 2.3(d), 2.4, 3.2 to 3.7, 4 (in respect of payments due on or before termination or under clause 8.5(b)(i)), 7, 8.5, 9 and 10 survive expiry or termination (for whatever reason).
9	Dispute resolution

The Parties agree that should any dispute arise between them in relation to this Agreement (other than under clause 5), they shall meet as soon as practicable and negotiate in good faith with a view to resolving the dispute.

If the Parties are unable to settle any dispute by negotiation within 28 days the Parties will attempt to settle it by mediation in accordance with the Centre for Effective Dispute Resolution (CEDR) Model Mediation Procedure.

To initiate a mediation a party must give notice in writing to the other party, requesting a mediation in accordance with this clause 9.

Nothing in this Clause 9 shall prevent either party from applying for urgent injunctive relief to restrain any actual or potential breach of this Agreement.

10	General

10.1	Force majeure.
(a)	Notwithstanding any other provision of this Agreement, no Party need act if it is impossible to act due to force majeure, meaning any cause beyond its control (including war, riot, natural disaster, labour dispute, or law taking effect after the date of this Agreement). A Party affected by force majeure agrees to notify the other Party promptly after it determines that it is unable to act.

(b)	A Party has no responsibility or liability for any loss or expense suffered or incurred by the other Party as a result of its not acting for so long as the force majeure under clause 10.1 continues. However, the non-performing Party agrees to make reasonable efforts to avoid or remove the circumstances giving rise to the force majeure and agrees to continue performance under this Agreement promptly when they are removed.
10.2	Assignment.
(a)	Save as provided by clause 10.2(b) and 10.2(c) neither party may assign, transfer, charge or deal in any other manner with this Agreement nor purport to do so without the prior written consent of the other party.
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(b)	CE may assign the whole or any of its rights and obligations under this Agreement provided that CE’s assignee shall undertake to be bound by and perform CE’s obligations under this Agreement. CE shall notify the Licensee of any assignment under this Agreement.

(c)	The Licensee may assign its rights and obligations under this Agreement where the assignment is connected with the transfer of all or substantially all of the Licensee’s assets to a single purchaser and provided such purchaser undertakes to CE to be bound by and perform the obligations of the Licensee under this Agreement and is capable of performing such obligations. The Licensee shall notify CE of any such assignment.
10.3	Waiver

A provision of this Agreement or any right created under it cannot be waived or varied except in writing signed by the Parties.

10.4	Invalid clauses

If the whole or any part of a provision of this Agreement is void, unenforceable or illegal in a jurisdiction it is severed for that jurisdiction. The remainder of this Agreement has full force and effect and the validity or enforceability of that provision in any other jurisdiction is not affected. This clause has no effect if the severance alters the basic nature of this Agreement or is contrary to public policy.

10.5	No agency

Nothing in this Agreement shall be construed as creating any agency, partnership or other form of joint enterprise between the Parties and neither Party has the authority to act for or bind the other Party in any way.

10.6	Notices

Any notice to be given under this Agreement shall be in writing and delivered by hand, prepaid registered post or facsimile to the other Party at the address or fax number set out below or to such other address or fax number as either Party may specify in writing to the other.

Notices to CE	10 Trumpington Street,

Cambridge

CB2 1QA.

Fax number: +44 (0) 1223 332988.
Copyright © 2003-8 University of Cambridge

Notices to the Licensee	Psynova Neurotech Limited

St John’s Innovation Centre,

Cowley Road,

Cambridge

CB4 0WS

Fax 01223 703146
Notices are deemed to have been given:
(a)	if delivered by hand, at the time of the delivery unless delivered after 5pm in the place of receipt or on a non-business day, in which case the notice is deemed to have been given at 9am the next business day;

(b)	if sent by registered post from within the United Kingdom, three business days after posting (or seven business days if posted from outside the United Kingdom); and

(c)	if sent by facsimile, at the time the facsimile is received shown in the transmission report as the time that the whole facsimile was sent unless received after 5pm in the place of receipt or on a non-business day, in which case the notice is deemed to have been given at 9am the next business day.
10.7	Law and jurisdiction

This Agreement and any documents to be entered into pursuant to it shall be governed by and construed in accordance with English law and each Party irrevocably submits to the exclusive jurisdiction of the courts of England over any claim or matter arising under or in connection with this Agreement and the documents entered into pursuant to it except that a Party may seek an interim injunction as described in Clause 9 in any court of competent jurisdiction.

10.8	Further action

Each Party agrees to execute, acknowledge and deliver such further instruments, and do all further similar acts, as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

10.9	Announcements

A Party may not make press or other announcements or releases relating to this Agreement or the transactions the subject of this Agreement without the approval of the other Party to the form and manner of the announcement or release unless and to the extent that the announcement or release:
(a)	is required to be made by law or by a stock exchange; or
Copyright © 2003-8 University of Cambridge

(b)	is made in the annual report of CE, the University or one of the University’s departments.
10.10	Entire agreement

This Agreement constitutes the entire agreement and understanding of the Parties and supersedes all negotiations, understandings or previous agreement between the Parties relating to the subject matter of this Agreement. Nothing in this Agreement, including this clause and clause 7.2, shall operate to limit or exclude liability for fraud or fraudulent misrepresentation.

10.11	Third party rights

The University, any University wholly owned subsidiary, the University’s employees or students, the Inventors and the Principal Investigator may enforce those terms of this Agreement which expressly confer rights on them, subject to and in accordance with the Contracts (Rights of Third Parties) Act 1999. Save as aforesaid no term of this Agreement shall be enforceable under that Act by a person who is not a party to this Agreement, but this shall not affect any right or remedy of any third party which exists or is available other than under that Act. Notwithstanding that any term of this Agreement may be or become enforceable under that Act by a person which is not a party to it, this Agreement may be amended in any respect, or suspended, cancelled or terminated by agreement in writing between the Parties, in each case without the consent of such third party.

10.12	Export Control Regulations
(a)	“Export Control Regulations” mean any United Nations trade sanctions or EU or UK legislation or regulation, from time to time in force, which impose arms embargoes or control the export from the United Kingdom of goods, technology or software, including weapons of mass destruction and arms, military, paramilitary and security equipment and dual-use items (items designed for civil use but which can be used for military purposes) and certain drugs and chemicals.

(b)	The Licensee shall ensure that, in using the Licensed Technology and in selling Licensed Products, it shall not and nor shall its employees or sub-contractors or any Sub-Licensee directly or indirectly breach or compromise compliance with any Export Control Regulations.
10.13	Non-use of names and marking of Licensed Products
(a)	The Licensee shall not use and shall ensure that Sub-Licensees do not use the name, any adaptation of the name, any logo, trademark or other device of the “University of Cambridge”, “Cambridge Enterprise Limited” nor of the Inventors or Principal Investigator in any advertising, promotional or sales materials without prior written consent obtained from CE in each case, except that Licensee may state that it is licensed by CE to use the Licensed Technology and to make and supply the Licensed Products.
Copyright © 2003-8 University of Cambridge

(b)	To the extent commercially feasible the Licensee shall mark and cause Sub-Licensees to mark each patented product with the number of each issued Patent which applies to it.
10.14	Insurance

Without limiting its liability under clause 7.3(c) the Licensee shall take out with a reputable insurance company and maintain at all times during the Term public and product liability insurance including against all loss of and damage to property (whether real personal or intellectual) and injury to persons including death arising out of or in connection with this Agreement and the Licensee’s and Sub-Licensees’ use of the Licensed Technology and use, sale of or any other dealing in any of the Licensed Products. Such insurances may be limited in respect of one claim provided that such limit must be at least £5 million. Product liability insurance shall continue to be maintained for a further 6 years from the end of the Term.

10.15	Legal Compliance

The Licensee shall comply with all statutes, bye laws, regulations, codes of practice, European and other directives, and other provisions (and any amendment or re-enactment) and all professional rules and standards to be observed and performed in connection with the development, manufacture and sale or making available of Licensed Products.
Copyright © 2003-8 University of Cambridge

AGREED by the parties through their authorised signatories:

For and on behalf of	For and on behalf of

CAMBRIDGE ENTERPRISE LIMITED	PSYNOVA NEUROTECH LIMITED

signed	signed

print name	print name

title	title

date	date
Copyright © 2003-8 University of Cambridge

Schedule 1
Part A The Patents

Title:

Inventors:

Filing Number(s):

Filing Date:

Title:

Inventors:

Filing Number(s):

Filing Date:

Schedule 2
Appointment of Expert
1	Pursuant to clause 5.3, CE may serve notice on the Licensee (“Referral Notice”) that it wishes to refer to an expert (the “Expert”) the questions set out in clause 5.3.

2	The parties shall agree the identity of a single independent, impartial expert to determine such questions. In the absence of such agreement within 30 days of the Referral Notice, the questions shall be referred to an expert appointed by the President of Law Society of England and Wales.

3	60 days after the giving of a Referral Notice, both parties shall exchange simultaneously statements of case in no more than 10,000 words, in total, and each side shall simultaneously send a copy of its statement of case to the Expert.

4	Each party may, within 30 days of the date of exchange of statement of case pursuant to paragraph 3 above, serve a reply to the other side’s statement of case of not more than 10,000 words. A copy of any such reply shall be simultaneously sent to the Expert.

5	The Expert shall make his decision on the said questions on the basis of written statements and supporting documentation only and there shall be no oral hearing. The Expert shall issue his decision in writing within 30 days of the date of service of the last reply pursuant to paragraph 4 above or, in the absence of receipt of any replies, within 60 days of the date of exchange pursuant to paragraph 3 above.

6	The Expert’s decision shall be final and binding on the parties.

7	The Expert’s charges shall be borne equally by the parties.

**Schedule 3**

*Part B*: Financial Report Format

## LICENCE DETAILS

***Licensee Royalties***:

| **Products** | **Royalty Rate** | **Territory** | **No of products** | ***Net Sales Value on number of products sold** | | | **£ Royalty Payable** |
|---|---|---|---|---|---|---|---|
| | | | | Local currency | Conversion rate | UK currency | |
| Pharma | *Example: 1%* | *France* | *100* | *1000 euros* | *1 euro is £0.6784* | *£678.40* | *£6.78* |
| Diagnostic | | | | | | | |
| Other | | | | | | | |
| **Total Licensee Royalties:** | | | | | | | |

***Sub-Licensee Royalties***:

| **Products** | **Royalty Rate** | **Territory** | **No of products** | ***Net Sales Value** | | | **£ Royalty Payable** |
|---|---|---|---|---|---|---|---|
| | | | | Local currency | Conversion rate | UK currency | |
| Pharma | | | | | | | |
| Diagnostic | | | | | | | |
| Other | | | | | | | |
| **Total Sub-Licensee Royalties:** | | | | | | | |
| **TOTAL ROYALTIES due with this Royalty Report:** | | | | | | | |

| **Date of Invoice** | **Date of Receipt** | **Payment Rate** | **Local Currency** | **Conversion Rate** | **£ Payable** |
|---|---|---|---|---|---|
| | | | | | |